UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
October 19, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events

     On October 19, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing the commencement of production at the Medusa Field following repair of damage from Hurricane Ivan. Production is being ramped up to pre-Hurricane Ivan levels of 34,000 barrels of oil (Bo) and 34 million cubic feet of natural gas (MMcf) per day. Currently, the field is producing 30,000 Bo and 30 MMcf per day.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated October 19, 2004 announcing commencement of production at the Medusa Field following repair of damage from Hurricane Ivan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
October 20, 2004	By:	/s/ John S. Weatherly
John S. Weatherly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated October 19, 2004 announcing commencement of production at the Medusa Field following repair of damage from Hurricane Ivan.